                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): April 16, 2004


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      0-25045                34-1877137
          --------                     ----------          ---------------------
(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)       Identification Number)


601 Main Street, Wellsville, Ohio               42968               (330) 532-1517
----------------------------------------      ----------      -------------------------------
(Address of principal executive offices)      (Zip Code)      (Registrant's Telephone Number)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On April 16, 2004, the registrant issued a press release announcing earnings for the first quarter of 2004.

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on April 16, 2004
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Central Federal Corporation

Date:  April 16, 2004                       By:    /s/ Therese Ann Liutkus
                                                   -----------------------------
                                                   Therese Ann Liutkus, CPA
                                                   Chief Financial Officer